UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 281-2907

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Landmark Apartment Trust of America, Inc. (the “Company”) hereby amends the Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 13, 2014 and January 22, 2014, to provide the required financial information relating to the acquisition of the following ten apartment communities: Landmark at Chesterfield Apartments, Landmark at Coventry Pointe Apartment, Landmark at Grand Oasis Apartments, Landmark at Rosewood Apartments, Landmark at Lake Village East (includes Lakeshore Lakeview Apartments, Lakeway Harbor Apartments, and Lakeway Point Apartments), Landmark at Lake Village North (includes Lakeway 36 Apartments, Lakeway Place Apartments, Lakeway Trace Apartments, and Lakeway Meadows Apartments), Landmark at Lake Village West (includes Lakeway Colony Apartments), Landmark at Laurel Heights (includes Windridge Apartments and Highlands at Galloway Apartments), Landmark at Bella Vista Apartments, and Landmark at Maple Glen.

While the acquisition of any one of these properties was individually insignificant for purposes of the reporting requirements of Form 8-K and Rule 3-14, and the acquisition of one property was not conditioned upon the acquisition of the other property, these properties, along with the properties described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2013, the Company’s Current Report on Form 8-K/A filed with the SEC on September 13, 2013, the Company’s Current Report on Form 8-K/A filed with the SEC on September 26, 2013, the Company’s Current Report on Form 8-K/A filed with the SEC on November 5, 2013, the Company’s Current Report on Form 8-K filed with the SEC on December 3, 2013, and the Company’s Current Report on Form 8-K/A filed with the SEC on February 7, 2014 are related properties, which are significant in the aggregate.

A description of the properties is set forth below:

Property Description	Date Acquired	Purchase Price (in thousands)	Gross Leasable Area(1)	Year Built/ Renovated
Landmark at Chesterfield	January 7, 2014	$19,250	214,920	1984/2012
Landmark at Coventry Pointe	January 7, 2014	$26,250	328,558	2002/2012
Landmark at Grand Oasis	January 7, 2014	$45,570	509,324	1997/2012
Landmark at Rosewood	January 7, 2014	$12,760	136,272	1980/2012
Landmark at Lake Village East	January 9, 2014	$18,900	277,163	1983/2011
Landmark at Lake Village North	January 9, 2014	$60,670	700,955	1983/2011
Landmark at Lake Village West	January 9, 2014	$18,900	255,977	1983/2011
Landmark at Laurel Heights	January 9, 2014	$21,160	253,125	1989/2011
Landmark at Bella Vista	January 15, 2014	$31,850	493,149	1985/2012
Landmark at Maple Glen	January 15, 2014	$29,800	311,098	1988/2011

(1)	Gross Leasable Area represents total rentable square feet.

After a reasonable inquiry, the Company is not aware of any other material factors relating to these properties that would cause the reported financial information not to be necessarily indicative of future operating results. The Company and its operations are, however, subject to a number of risks and uncertainties. For a discussion of such risks, see the risks identified in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 under Item 1A Risk Factors and in the other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements of Properties Acquired	2
	Independent Auditor’s Report	3

	Combined Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2013 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	4

	Notes to Combined Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2012 (unaudited) and the Years Ended December 31, 2012, 2011 and 2010 (audited)	5

(b)	Pro Forma Financial Information	5
	Pro Forma Consolidated Balance Sheet for the Nine Months Ended September 30, 2013 (unaudited)	7

		Page
	Pro Forma Consolidated Statement of Comprehensive Loss for the Nine Months Ended September 30, 2013 (unaudited)	9
	Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2012 (unaudited)	11
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011 (unaudited)	12
	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010 (unaudited)	13

(c)	Shell Company Transactions
	None.

(d)	Exhibits

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm

JOEL SANDERS & COMPANY, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

1301 SHOTGUN ROAD

WESTON, FLORIDA 33326

MEMBER: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS	TEL: (954) 916-2000 FACSIMILE: (954) 916-2012 EMAIL: jscpal@msn.com	MEMBER: FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of Landmark Apartment Trust of America, Inc.

We have audited the accompanying combined statements of revenues and certain expenses of Landmark at Lakeway Meadows, LP, Landmark Lakeway Place, LP, Landmark Lakeway Trace, LP, Landmark Lakeway 36, LP. Landmark Lakeshore/Lakeview, LP, Landmark Lakeway Harbor, LP, Landmark Lakeway Point, LP, Landmark Lakeway Colony, LP, Landmark Highlands at Galloway, LP, Landmark Windridge Court, LP, Landmark at Grand Oasis, LP, Landmark at Coventry Pointe, LP, Landmark at Chesterfield, LP, Landmark at Rosewood, LP, Landmark at Bella Vista, LP and Landmark at Maple Glen, LP (the “Properties”) for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Statements of Revenue and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statements of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statements of revenue and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statements of revenue and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statements of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Properties’ preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statements of revenue and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statements of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Properties for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1, the accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Landmark Apartment Trust of America, Inc.) and are not intended to be a complete presentation of the Properties’ revenue and expenses. Our opinion is not modified with respect to this matter.

CERTIFIED PUBLIC ACCOUNTANTS

March 24, 2014

Weston, Florida

CONTRIBUTED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 AND FOR THE YEARS ENDED

DECEMBER 31, 2012, 2011 AND 2010

(In thousands)

	Nine Months Ended September 30, 2013 (Unaudited)	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Revenues:
Rental income	$22,126	$28,026	$15,145	$685
Other property income	3,485	4,466	1,986	71

Total revenues	25,611	32,492	17,131	756

Certain expenses:
Administrative and marketing	2,709	3,580	1,505	89
Insurance	529	683	340	37
Personnel	2,874	3,538	2,150	191
Real estate taxes	2,524	3,588	1,956	110
Repairs and maintenance	1,655	2,133	857	56
Utilities	2,347	2,867	1,741	193

Total expenses	12,638	16,389	8,549	676

Revenues in excess of certain expenses	$12,973	$16,103	$8,582	$80

The accompanying notes are an integral part of these

combined statements of revenues and certain expenses.

CONTRIBUTED PROPERTIES

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

NOTE 1 – Basis of Presentation

Presented herein are the combined statements of revenues and certain expenses related to the operations of Landmark at Lakeway Meadows, LP, a 460-unit apartment community located in Garland, Texas; Landmark Lakeway Place, LP, a 148-unit apartment community located in Garland, Texas; Landmark Lakeway Trace, LP, a 204-unit apartment community located in Garland, Texas; Landmark Lakeway 36, LP, a 36-unit apartment community located in Garland, Texas; Landmark Lakeshore/Lakeview, LP, a 97-unit apartment community located in Garland, Texas; Landmark Lakeway Harbor, LP, a 114-unit apartment community located in Garland, Texas; Landmark Lakeway Point, LP, a 151-unit apartment community located in Garland, Texas; Landmark Lakeway Colony, LP, a 294-unit apartment community located in Garland, Texas; Landmark Highlands at Galloway, LP, a 253-unit apartment community located in Mesquite, Texas; Landmark Windridge Court, LP, a 33-unit apartment community located in Mesquite, Texas; Landmark at Grand Oasis, LP, a 434-unit apartment community located in Suwanee, Georgia; Landmark at Coventry Pointe, LP, a 250-unit apartment community located in Lawrenceville, Georgia; Landmark at Chesterfield, LP, a 250-unit apartment community located in Pineville, North Carolina; Landmark at Rosewood, LP a 232-unit apartment community located in Dallas, Texas; Landmark at Bella Vista, LP a 564-unit apartment community located in Duluth, Georgia and Landmark at Maple Glen, LP a 358-unit apartment community located in Orange Park, Florida.

The accompanying combined statements of revenues and certain expenses relate to the Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual operations of the Properties for the nine months ended September 30, 2013 and for the years ended December 31, 2012, 2011, and 2010 due to the exclusion of the following: depreciation and amortization, amortization of tangible assets and liabilities not directly related to the future operations.

Because these Properties were acquired from a related party, these statements have been prepared for the nine months ended September 30, 2013 and years ended December 31, 2012, 2011, and 2010.

The accompanying interim combined statement of revenues and certain expenses for the nine months ended September 30, 2013 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenues and certain expenses are prepared on the accrual basis of accounting.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company’s rental revenue is obtained from tenants through rental payments as provided for under noncancelable apartment rental contracts. Rental revenues attributable to leases is recorded when due from residents and is recognized monthly as it is earned, which approximates the straight-line basis. Leases entered into between a resident and the Company for the rental of an apartment unit are generally year to year, renewable upon consent of both parties on an annual or monthly basis.

Repairs and Maintenance

Significant improvements, renovations or betterments that extend the economic useful life of the assets are capitalized. Expenditures for repairs and maintenance are expensed as incurred.

NOTE 3 – Mortgage Notes Payable

Mortgage notes payable consisted of the following as of December 31, 2012 (in thousands):

5.89% mortgage note payable to bank, monthly payments of interest only, maturing December 2016	$15,560

5.89% mortgage note payable to bank, monthly payments of interest only, maturing December 2016	$5,800

5.89% mortgage note payable to bank, monthly payments of interest only, maturing December 2016	$7,520

5.574% mortgage note payable to bank, monthly payments of principal and interest, maturing April 2016	$11,866

5.89% mortgage note payable to bank, monthly payments of principal and interest, maturing December 2016	$12,992

5.89% mortgage note payable to bank, monthly payments of interest only, maturing December 2016	$12,920

3.72% mortgage note payable to bank, monthly payments of interest only, maturing October 2016	$62,300

5.18% mortgage note payable to bank, monthly payments of principal and interest, maturing June 2018	$16,399

5.05% mortgage note payable to bank, monthly payments of interest only, maturing April 2014	$14,500

Total mortgage notes payable	$159,857

NOTE 4 – Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2012 through March 24, 2014, the date on which the statements were available and issued, and noted no items requiring adjustments of the statements or additional disclosures.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

For the Nine Months Ended September 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Assets:
Real estate investments:
Operating properties, net	$1,226,540	$266,071	(a)	$1,492,611
Cash and cash equivalents	18,632	4,038	(b)	22,670
Accounts receivable	1,382			1,382
Other receivables due from affiliates	5,272			5,272
Restricted cash	36,904	195	(c)	37,099
Goodwill	10,710			10,710
Real estate and escrow deposits	1,840			1,840
Identified intangible assets, net	41,162	21,116	(a)	62,278
Other assets, net	17,901	1,432	(d)	19,333

Total assets	1,360,343	292,852		1,653,195

Liabilities and equity:
Liabilities:
Mortgage loan payables, net	$740,113	$143,209	(a)(e)	$883,322
Unsecured notes payable to affiliate	10,784			10,784
Credit facility	130,000	20,700	(b)	150,700
Series D cumulative non-convertible redeemable preferred stock with derivative	189,757			189,757
Series E cumulative non-convertible redeemable preferred stock with derivative	—	50,972	(f)	50,972
Accounts payable and accrued liabilities	28,914			28,914
Other payables due to affiliates	5,569			5,569
Acquisition contingent consideration	3,823			3,823
Security deposits, prepaid rent and other liabilities	9,597	1,112	(a)	10,709

Total liabilities	1,118,557	215,993		1,334,550
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 300,000,000 shares authorized; 23,898,802 and 20,655,646 shares issued and outstanding as of September 30, 2013 and December 31, 2012, respectively	239			239
Additional paid-in capital	213,708			213,708
Accumulated other comprehensive loss, net	(421)			(421)
Accumulated deficit	(151,586)	(479	)(g)	(152,065)

Total stockholders’ equity	61,940	(479)		61,461
Redeemable non-controlling interests in operating partnership	175,448	54,518	(h)	229,966
Non-controlling interest	4,398	22,820	(i)	27,218

Total equity	241,786	76,859		314,645

Total liabilities and equity	$1,360,343	$292,852		$1,653,195

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

(a)	Reflects the total purchase price of the Properties. The total purchase price is allocated in accordance with ASC 805.
(b)	Reflects the draw on the Credit Facility in the amount of $20.7 million which included $16.7 million to acquire one of the Properties and $4 million in cash proceeds.
(c)	Reflects cash proceeds received from the Series E Preferred Stock issuance to be used for renovations on two of the Properties.
(d)	Reflects the deferred financing costs associated with obtaining the new debt and assumed debt on the Properties.
(e)	Reflects the assumed debt obtained as a portion of the consideration for the acquisition of the Properties.
(f)	Reflects shares of Series E Preferred Stock issued the proceeds of which were used for the acquisition of the Properties.

(g)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(h)	Reflects common units of limited partnership interests issued as a portion of the consideration paid for the acquisition of the Properties.
(i)	Reflects the non-controlling interest of the Company’s joint venture partners. The Properties are consolidated.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Nine Months Ended September 30, 2013

(In thousands, except for share and per share data)

	Historical
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$82,104	$22,126	1,112	(a)	$105,342
Other property revenues	10,496	3,485			13,981
Management fee income	2,953		(398	)(b)	2,555
Reimbursed income	8,416				8,416

Total revenues	103,969	25,611	714		130,294

Expenses:
Rental expenses	41,941	12,638	(1,024	)(b)	53,555
Property lease expense	2,217				2,217
Reimbursed expense	8,416				8,416
General, administrative and other expense	11,582				11,582
Acquisition-related expenses	11,967		479	(c)	12,446
Depreciation and amortization	43,837		27,034	(d)	70,871

Total expenses	119,960	12,638	26,489		159,087

Other income/(expense):
Interest expense, net	(23,074)		(5,570	)(e)	(28,644)
Preferred dividends classified as interest expense	(8,324)				(8,324)
Disposition right income	1,231				1,231
Loss on debt and preferred stock extinguishment	(10,220)				(10,220)

Loss from continuing operations before income tax	(56,378)	12,973	(31,345)		(74,750)
Income tax benefit	3,078				3,078

Loss from continuing operations	(53,300)	12,973	(31,345)		(71,672)
Less: Net loss from continuing operations attributable to redeemable non-controlling interests in operating partnership	26,832				40,685
Net loss attributable to non-controlling interest	422				422

Net loss from continuing operations attributable to common stockholders	$(26,046)				$(30,565)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interest in operating partnership	373				373
Change in cash flow hedges	(534)				(534)

Comprehensive loss attributable to common stockholders	$(26,207)				$(30,726)

Net loss from continuing operations per share attributable to common stockholders – basic and diluted	$(1.17)				$(1.38)

Weighted average number of common shares outstanding – basic and diluted	22,223,118				22,223,118
Weighted average number of common units held by non-controlling interests – basic and diluted	21,414,208		6,689,360	(f)	28,103,568

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to below market leases.
(b)	Reflects the management fee income received from the Properties and the management fee expense of the Properties that would not have been recognized if the Company had acquired the Properties as of January 1, 2013.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF COMPREHENSIVE LOSS

For the Year Ended December 31, 2012

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$57,196	$28,026	1,112	(a)	$86,334
Other property revenues	7,521	4,466			11,987
Management fee income	2,645				2,645
Reimbursed income	10,407				10,407

Total revenues	77,769	32,492	1,112		111,373

Expenses:
Rental expenses	28,854	16,389	(1,301	)(b)	43,942
Property lease expense	4,208				4,208
Reimbursed expense	10,407				10,407
General, administrative and other expense	13,029				13,029
Acquisition-related expenses	19,894		479	(c)	20,373
Depreciation and amortization	20,056		29,007	(d)	49,063
Impairment loss	5,397				5,397

Total expenses	101,845	16,389	28,185		146,419

Loss from operations	(24,076)	16,103	(27,073)		(35,046)
Other expense:
Interest expense, net	(17,519)		(7,427	)(e)	(24,946)

Net loss	(41,595)	16,103	(34,500)		(59,992)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership	6,735				20,618

Net loss attributable to common stockholders	$(34,860)				$(39,374)

Other comprehensive income/(loss):
Change in cash flow hedges attributable to redeemable non-controlling interests in operating partnership	50				50
Change in cash flow hedges	(310)				(310)

Comprehensive loss attributable to common stockholders	$(35,120)				$(39,634)

Net income loss per share attributable to common stockholders – basic and diluted	$(1.72)				$(1.94)

Weighted average number of common shares outstanding – basic and diluted	20,244,130				20,244,130
Weighted average number of common units held by non-controlling interests – basic and diluted	3,911,026		6,689,360	(f)	10,600,386

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to below market leases.
(b)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the Properties as of January 1, 2012.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$42,485	$15,145	1,112	(a)	$58,742
Other property revenues	5,306	1,986			7,292
Management fee income	2,865				2,865
Reimbursed income	11,207				11,207

Total revenues	61,863	17,131	1,112		80,106

Expenses:
Rental expenses	21,249	8,549	(684	)(b)	29,114
Property lease expense	2,402				2,402
Reimbursed expense	11,207				11,207
General, administrative and other expense	8,198				8,198
Acquisition-related expenses	1,270		479	(c)	1,749
Loss from unconsolidated joint venture	59				59
Depreciation and amortization	13,541		29,007	(d)	42,548
Impairment loss	390				390

Total expenses	58,316	8,549	28,802		95,667

Income/(loss) from operations	3,547	8,582	(27,690)		(15,561)
Other expense:
Interest expense, net	(12,493)		(7,427	)(e)	(19,920)

Net loss	(8,946)	8,582	$(35,117)		(35,481)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					8,956

Net loss attributable to common stockholders	$(8,946)				$(26,525)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.45)				$(1.34)

Weighted average number of common shares outstanding – basic and diluted	19,812,886				19,812,886
Weighted average number of common units held by non-controlling interests – basic and diluted	0		6,689,360	(f)	6,689,360

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to below market leases.
(b)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the Properties as of January 1, 2011.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

LANDMARK APARTMENT TRUST OF AMERICA, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(In thousands, except for share and per share data)

	Historical (Audited)
	Landmark Apartment Trust of America, Inc.	Contributed Properties	Pro Forma Adjustments (Unaudited)		Pro Forma (Unaudited)
Revenues:
Rental income	$35,568	$685	1,112	(a)	$37,365
Other property revenues	4,006	71			4,077
Management fee income	465				465
Reimbursed income	2,082				2,082

Total revenues	42,121	756	1,112		43,989

Expenses:
Rental expenses	18,871	676	(29	)(b)	19,518
Reimbursed expense	2,082				2,082
General, administrative and other expense	1,809				1,809
Acquisition-related expenses	5,394		479	(c)	5,873
Depreciation and amortization	12,861		29,007	(d)	41,868

Total expenses	41,017	676	29,457		71,150

Income/(loss) from operations	1,104	80	(28,345)		(27,161)
Other expense:
Interest expense, net	(11,869)		(7,427	)(e)	(19,296)

Net loss	(10,765)	80	(35,772)		(46,457)

Less: Net loss attributable to redeemable non-controlling interests in operating partnership					12,408

Net loss attributable to common stockholders	$(10,765)				$(34,049)

Net income loss per share attributable to common stockholders – basic and diluted	$(0.59)				$(1.85)

Weighted average number of common shares outstanding – basic and diluted	18,356,824				18,356,824
Weighted average number of common units held by non-controlling interests – basic and diluted	0		6,689,360	(f)	6,689,360

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

(a)	Reflects the estimated rental income that would have been recorded due to amortizing the fair market adjustment to below market leases.
(b)	Reflects the property management fee expense that would not have been recognized if the Company had acquired the Properties as of January 1, 2010.
(c)	Reflects acquisition-related expenses incurred as part of the acquisition of the Properties.
(d)	Reflects the estimated depreciation and amortization that would have been recorded by the Company based on the depreciable basis of the Properties, assuming asset lives ranging from five to forty years, as well as the amortization of the identified intangible values recorded with an estimated useful life of approximately six months.
(e)	Reflects estimated interest expense that would have been recorded to the deferred financing costs and assumed debt, including the impact of amortizing the fair market adjustment on fixed rate debt over the term of the related debt instrument.
(f)	Reflects the common units of limited partnership interest issued as a portion of the consideration paid for the acquisition of the Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Name

23.1	Consent of Joel Sanders & Company, PA, Independent Registered Public Accounting Firm